Aberdeen Global Small Cap Fund (Prospectus Summary): | Aberdeen Global Small Cap Fund
Aberdeen Global Small Cap Fund
ABERDEEN FUNDS Aberdeen Global Small Cap Fund (the "Fund") Supplement to the Fund's Statutory Prospectus dated February 27, 2012, as supplemented to date
The following information replaces the first two sentences in the second paragraph in the section entitled, "Summary — Aberdeen Global Small Cap Fund — Principal Strategies" on page 97 of the Fund's statutory prospectus:

The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of September 25, 2012, the MSCI World Small Cap Index included companies with market capitalizations between $23.6 million and $6.0 billion.

Please keep this Supplement for future reference. This Supplement is dated September 27, 2012.